CONSENT OF MOORE STEPHENS

                                                                    EXHIBIT 23.2


                                                            Date:  June 24, 1999



Flextronics International Limited,
2090 Fortune Drive,
San Jose,
CA 95131,
USA.

FLEXTRONICS INTERNATIONAL LIMITED
FORM 10-K

As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of the above noted registration statement.





/s/ MOORE STEPHENS
----------------------------------------
Moore Stephens